Exhibit 10.2

UNICYCIVE THERAPEUTICS, INC.
2019 STOCK OPTION PLAN

1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Non-Employee Directors of, and Consultants to Unicycive Therapeutics, Inc., a Delaware corporation (the “Company”), and to promote the success of the Company’s business. Options granted hereunder may be either Incentive Stock Options or Non-Statutory Stock Options at the discretion of the Committee.

2. Definitions. As used herein, and in any Option granted hereunder, the following definitions shall apply:

(a) “Board” means the Board of Directors of the Company.

(b) “Cause,” with respect to an Optionee, has the meaning ascribed to such term or words of similar import in the Optionee’s written employment or service contract with the Company as in effect from time to time and, in the absence of such agreement or definition, means the Optionee’s (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company or any of the Company’s affiliates, customers, vendors or other business partners; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Optionee’s duties or willful or repeated failure to perform the Optionee’s responsibilities in the best interests of the Company; (v) illegal use or distribution of drugs; (vi) violation of any Company rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Optionee for the benefit of the Company, all as determined by the Committee, which determination will be conclusive.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term “Committee” refers to the Board.

(e) “Common Stock” means the Common Stock of the Company.

(f) “Company” means Unicycive Therapeutics, Inc., a Delaware corporation.

(g) “Consultant” means any individual who is not an Employee or a common law employee of the Company and who is retained to perform bona fide services of any kind for the Company, any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company.

(h) “Continuous Employment” means the absence of any interruption or termination of service as an Employee, Consultant or Non-Employee Director by the Company, any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company. Continuous Employment shall not be considered interrupted during any period of sick leave, military leave or any other leave of absence approved by the Board or in the case of transfers between locations of the Company or between or among the Company, any Parent of the Company, any Subsidiary of the Company, any Subsidiary of any Parent of the Company, or any successor of any of the foregoing; provided, however, that for purposes of an Incentive Stock Option, Continuous Employment shall be interpreted in accordance with Treasury Regulation Section 1.421-1(h).

(i) “Covered Employee” means any individual whose compensation is subject to the limitations on tax deductibility provided by Section 162(m) of the Code and any Treasury Regulations promulgated thereunder in effect at the close of the taxable year of the Company in which an Option has been granted to such individual.

(j) “Employee” means any individual designated by the Company as an Employee, including officers and directors, employed by the Company, any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company, and excluding any individual who may be a common law employee of the Company, any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company but is not designated by the Company as an Employee. Neither service as a director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the NASDAQ stock market, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee in accordance with Section 409A and such determination shall be conclusive and binding on all Persons.

(m) “Incentive Stock Option” means an Option that is designated as an Incentive Stock Option by the Committee and that is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and regulations thereunder.

(n) “Non-Employee Director” means any director of the Company, any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company who (i) is not employed by the Company, any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company, any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company for services rendered as a Consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

(o) “Non-Statutory Stock Option” means an Option that is not an “incentive stock option” within the meaning of Section 422 of the Code. A Non-Statutory Stock Option shall be designated as such by the Committee; provided that a Non-Statutory Stock Option shall also include any Incentive Stock Option or portion thereof that fails to meet the employment and/or $100,000 limitations of Section 422 of the Code.

(p) “Option” means a stock option granted pursuant to the Plan and shall include both Incentive Stock Options and Non-Statutory Stock Options.

(q) “Option Agreement” means a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

(r) “Optionee” means an Employee, Non-Employee Director or Consultant who receives an Option.

(s) “Outside Director” means a director of the Company who qualifies as an outside director as such term is used in Section 162(m) of the Code and defined in any applicable Treasury Regulations promulgated thereunder.

(t) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined by Section 424(e) of the Code.

(u) “Person” means any individual, corporation, partnership, joint venture, limited liability company, trust or unincorporated organization, joint venture, joint stock company, governmental authority, or other entity.

(v) “Plan” means this 2019 Stock Option Plan, as may be from time to time be amended.

(w) “Registration Date” means the effective date of the first registration statement filed by the Company pursuant to Section 12 of the Exchange Act with respect to any class of the Company’s equity securities.

(x) “Section 162(m) Effective Date” means the first date as of which the limitations on the tax deductibility of certain compensation under Section 162(m) of the Code and any Treasury Regulations promulgated thereunder are applicable to Options granted under the Plan.

(y) “Section 409A” means Section 409A of the Code and any guidance issued thereunder by the U.S. Department of Treasury and/or the Internal Revenue Service.

(z) “Securities Act” means the Securities Act of 1933, as amended.

(aa) “Share” means a share of the Common Stock of the Company subject to an Option, as adjusted in accordance with Section 11 of the Plan.

(bb) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Number of Shares. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares of Common Stock which may be optioned and sold under the Plan is one million (1,000,000) Shares, all of which may be issued as Incentive Stock Options. The Shares may be authorized but unissued or reacquired shares of Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall become available for other Option grants under the Plan, unless the Plan shall have been terminated.

(b) Exemption from Registration. The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is not an investment company registered or required to be registered under the Investment Company Act of 1940, all offers and sales of Options and Shares issuable upon exercise of any Option shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan shall be administered in such a manner so as to preserve such exemption. The Company intends that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701(b) of 17 CFR Section 230.701 promulgated by the Securities and Exchange Commission pursuant to such Act or any successor rule. Unless otherwise specified Options granted under the Plan are intended to be granted in reliance on Rule 701 whenever applicable.

4. Administration of the Plan.

(a) Procedure.

(A) The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof; remove members (with or without cause) and appoint new members in substitution therefor; fill vacancies, however caused; and remove all members of the Committee; and, thereafter, directly administer the Plan.

(B) Members of the Board or Committee, who are either eligible for Options or have been granted Options, may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

(C) The Committee shall meet at such times and places and upon such notice as the chairperson of the Committee determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

(b) Procedure After Registration Date. Notwithstanding subsection (a) above, after the date of registration of the Company’s Common Stock on a national securities exchange or the Registration Date, the Plan shall be administered either by: (i) the full Board; or (ii) a Committee of two (2) or more directors, each of whom is a Non-Employee Director. After such date, the Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act; provided that any amendment to the Plan required for compliance with such provisions shall be made consistent with the provisions of Section 13 of the Plan and applicable regulations.

(c) Procedure After Section 162(m) Effective Date. Notwithstanding subsections (a) and (b) immediately above, after the Section 162(m) Effective Date, the Plan and all Option grants shall be administered and approved by a Committee comprised solely of two or more Outside Directors.

(d) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the Fair Market Value of the Common Stock; (ii) to determine the exercise price of Options to be granted; the Employees, Non-Employee Directors or Consultants to whom and the time or times at which Options shall be granted; and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any individual to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to determine whether Options granted under the Plan will be Incentive Stock Options or Non-Statutory Stock Options; (viii) to extend an Option exercise period, subject to Section 7(a) and 7(b) hereof, and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(e) Acceleration of Vesting. In addition to its other powers, the Board (or the Committee), in its discretion, has the right, but not the obligation, to accelerate unvested Options in connection with (i) any tender offer for a majority of the outstanding shares of Common Stock by any Person; (ii) any proposed sale or conveyance of all or substantially all of the property and assets of the Company; or (iii) any proposed consolidation or merger of the Company with or into any other corporation, unless the Company is the surviving corporation. In the case of such accelerated vesting, the Company shall give written notice to the holder of any Option that such Option may be exercised even though the Option or portion thereof would not otherwise have been exercisable had the foregoing event not occurred. In such event, the Company shall permit the holder of any Option to exercise during the time period specified in the Company’s notice, which period shall not be less than ten (10) days following the date of notice. Upon consummation of a tender offer or proposed sale, conveyance, consolidation or merger to which such notice shall relate, all rights under the Option which shall not have been so exercised shall terminate unless the agreement governing the transaction shall provide otherwise.

(f) Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential and actual Optionees, any other holder of an Option or other equity security of the Company, and all other Persons.

5. Eligibility.

(a) Persons Eligible for Options. Options under the Plan may be granted only to Employees, Non-Employee Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. Incentive Stock Options may be granted only to Employees. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options.

(b) No Right to Grant; No Uniformity. No Employee, Non-Employee Director, or Consultant shall have any claim to be granted an Option under the Plan, and there is no obligation for uniformity of treatment of Employees, Non-Employee Directors, or Consultants under the Plan.

(c) Additional Limitations.

(A) The aggregate Fair Market Value (determined as of the time each respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and its Parent and Subsidiary companies) shall not exceed the sum of $100,000. In the event that the Incentive Stock Option, or portion thereof, shall exceed the sum of $100,000 as provided in the preceding sentence, such excess portion shall be treated as Non-Statutory Stock Options.

(B) As of the Section 162(m) Effective Date, Options under the Plan shall be granted to Covered Employees upon satisfaction of the conditions to such grants provided pursuant to Section 162(m) and any Treasury Regulations promulgated thereunder.

(d) No Right to Continuing Employment. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other Person any right with respect to continuation of employment or other service with the Company, any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or of any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company) to terminate such employment or service at any time, with or without cause.

6. Term of Plan. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 19 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan. No Option shall be granted under the Plan after the close of business on the day immediately preceding the tenth (10th) anniversary of the effective date of the Plan, or if earlier, the tenth (10th) anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Options granted under the Plan prior to such termination of the Plan shall remain in effect until such Options have been exercised or terminated in accordance with the Plan and the terms of such Options.

7. Term of Option.

(a) In General. The term of each Option granted under the Plan shall be determined by the Committee and shall be no more than ten (10) years from the date of grant of such Option. The term of the Option shall be set forth in the Option Agreement (if not set forth in the Option Agreement, then the term shall be ten (10) years from the date of grant).

(b) Incentive Stock Options. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; provided that no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company shall be exercisable after the expiration of five (5) years from the date such Option is granted.

8. Exercise Price and Consideration.

(a) Exercise Price. Except as provided in subsection (b) below, the exercise price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Shares on the date the Option is granted.

(b) Incentive Stock Options Granted to Ten Percent Stockholders. No Incentive Stock Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company, unless the exercise price for the Shares to be issued pursuant to such Option is at least equal to one hundred ten percent (110%) of the Fair Market Value of such Shares on the grant date.

(c) Consideration. The consideration to be paid for the Shares shall be payment in cash or by check unless payment in some other manner, including by promissory note, other shares of the Company’s Common Stock or such other consideration and method of payment for the issuance of Shares as may be permitted under the Delaware General Corporation Law, is authorized by the Committee at the time of the grant of the Option and specified in the Option Agreement. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

(d) Loans. To the extent permitted by law, the Company may make or guarantee loans to Optionees to assist Optionees in exercising Options and satisfying any withholding tax obligations.

9. Exercise of Option.

(a) Vesting Period. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option.

(b) Exercise Procedures.

(A) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement evidencing the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. After the Registration Date, in lieu of delivery of a cash payment for the purchase price of the Shares with respect to which the Option is exercised, the Optionee may deliver to the Company a sell order to a broker for the Shares being purchased and an agreement to pay (or have the broker remit payment for) the purchase price for the Shares being purchased on or before the settlement date for the sale of such shares to the broker.

(B) Pursuant to the terms of the Option Agreement, the Committee may, but is not obligated to require that any Option may be exercised only upon the execution of a stock restriction agreement which gives the Company a right to repurchase the Option Shares at the lesser of the Fair Market Value of the Shares at the date of repurchase or their original exercise price. Any such stock restriction agreement shall contain such other provisions as the Committee may approve in its sole discretion.

(C) An Option may not be exercised for fractional shares. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 11 of the Plan. After the Registration Date, the exercise of an Option by any Optionee subject to short-swing trading liability under Section 16(b) of the Exchange Act shall be subject to compliance with all applicable requirements of Rule 16b-3 promulgated under the Exchange Act.

(c) Death of Optionee. In the event of the death during the Option period of an Optionee who is at the time of his death, or was within the ninety (90)-day period immediately prior thereto, an Employee or Non-Employee Director, and who was in Continuous Employment as such from the date of the grant of the Option until the date of termination or death, this Option may be exercised, at any time within one (1) year following the date of death, by the Optionee’s estate or by any Person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the accrued right to exercise at the time of the termination or death, whichever comes first, subject to the condition that no Option shall be exercised after the expiration of the term of the Option.

(d) Disability of Optionee. In the event of the permanent and total disability during the Option period of an Optionee who is at the time of such disability, or was within the ninety (90)-day period prior thereto, an Employee or Non-Employee Director, and who was in Continuous Employment as such from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within one (1) year following the date of such permanent and total disability, but only to the extent of the accrued right to exercise at the time of the termination or disability, whichever comes first, subject to the condition that no Option shall be exercised after the expiration of the term of the Option.

(e) Termination of Status as Employee, Non-Employee Director or Consultant. If an Optionee shall cease to be an Employee or Non-Employee Director for any reason other than permanent and total disability or death and at such time also cease to be in Continuous Employment, or if an Optionee shall cease to be a Consultant for any reason and at such time also cease to be in Continuous Employment, the Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Committee) after such date exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination, subject to the condition that no Option shall be exercisable after the expiration of the term of the Option; provided, however, that if an Optionee shall cease to be an Employee, Non-Employee Director or Consultant during the Option period due to termination for Cause, the Option shall terminate in its entirety, and shall not be exercisable whatsoever, upon such termination for Cause, regardless of whether the Option was exercisable immediately prior to such termination.

(f) Exercise of Option with Stock After Registration Date. After the Registration Date, the Committee may permit an Optionee to exercise an Option by delivering shares of the Company’s Common Stock. If the Optionee is so permitted, the Option Agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by: (i) delivering whole shares of the Company’s Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a Fair Market Value equal to the aggregate exercise price for the Shares issuable on exercise of the Option; and/or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a Fair Market Value equal to the aggregate exercise price for the Shares issuable on exercise of the Option. Shares of the Company’s Common Stock so delivered or withheld shall be valued at their Fair Market Value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee. Any balance of the exercise price shall be paid in cash. Any shares delivered or withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

(g) Taxes.

(A) The Company shall be authorized to report all income with respect to an Option.

(B) Before the Registration Date, an Optionee, whether or not a current Employee, shall pay to the Company in cash the amount of his or her tax withholding obligations in connection with the exercise of an Option as determined by the Company in its sole discretion. The Company shall be authorized to deduct, to the extent permitted by law, any tax obligations required to be withheld in respect of an Option from any payment of any kind otherwise due to an Optionee and take such other action as may be necessary in the opinion of the Company to satisfy all withholding obligations.

(C) After the Registration Date, an Optionee, whether or not a current Employee, shall pay to the Company the amount of his or her tax withholding obligations in connection with the exercise of an Option as determined by the Company in its sole discretion. The Optionee may elect prior to the date the amount of such withholding tax is determined (the “Tax Date”) to make such payment, or such increased payment as the Optionee elects to make up to the maximum Federal, state and local marginal tax rates, including any related FICA obligation, applicable to the Optionee and the particular transaction, by: (i) delivering cash; (ii) delivering part or all of the payment in previously owned shares of Common Stock (whether or not acquired through the prior exercise of an Option); and/or (iii) irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a Fair Market Value equal to the amount of tax required or elected to be withheld (a “Withholding Election”). If an Optionee’s Tax Date is deferred beyond the date of exercise and the Optionee makes a Withholding Election, the Optionee will initially receive the full amount of Shares otherwise issuable upon exercise of the Option, but will be unconditionally obligated to surrender to the Company on the Tax Date the number of Shares necessary to satisfy his or her minimum withholding requirements, or such higher payment as he or she may have elected to make, with adjustments to be made in cash after the Tax Date.

(D) Any withholding of Shares with respect to taxes arising in connection with the exercise of an Option by any Optionee subject to short-swing trading liability under Section 16(b) of the Exchange Act shall satisfy the requirements of Section 16b-3(e).

(E) Any adverse consequences incurred by an Optionee with respect to the use of shares of Common Stock to pay any part of the exercise price or of any tax in connection with the exercise of an Option, including without limitation any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code shall be the sole responsibility of the Optionee. Shares withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

10. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. Adjustments Upon Changes in Capitalization.

(a) Proportionate Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the per share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b) Equitable Adjustments. The Committee shall equitably adjust the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

(c) Adjustments for Unusual or Nonrecurring Events. The Committee is authorized to make, in its discretion and without the consent of Optionees, adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d) Termination Upon Dissolution or Liquidation. Unless otherwise determined by the Committee, upon the dissolution or liquidation of the Company, the Options granted under the Plan shall terminate and thereupon become null and void. The Optionee shall be given not less than ten (10) days’ notice of such event and the opportunity to exercise each outstanding Option before such event is effected.

(e) Adjustment Upon Merger or Consolidation. Except to the extent provided otherwise in an Option Agreement, upon a merger or consolidation of the Company all outstanding Options held by an Optionee may, in the sole discretion of the Committee, be (i) immediately vested and exercisable, (ii) cancelled and the Optionee paid the amount by which the Fair Market Value of the Shares exceeds the exercise price, or (iii) assumed by, or converted to options of the surviving corporation or its parent company. A merger or consolidation shall not cause the acceleration of vesting of Options except to the extent provided under the Plan and in an Option Agreement or other written contract between the Company and an Optionee.

(f) Substitutions Resulting From Mergers and Acquisitions. Options may be granted under the Plan from time to time in substitution for options held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company, any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company as the result of a merger or consolidation of the employing entity with the Company, any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company, or the acquisition by the Company or by any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company of the assets or stock of the employing entity. The terms and conditions of any substitute Options so granted may vary from the terms and conditions set forth herein to the extent that the Committee deems appropriate at the time of grant to conform the substitute Options to the provisions of the options for which they are substituted.

12. Date of Grant. References in the Plan to “date of grant,” “the date such Option is granted,” “grant date,” and the like mean the date the Committee has fixed, for each Option the identity of the Optionee, the maximum number of shares subject to the Option, and the minimum Option price of the Option. Notice of the grant shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

13. Amendment and Termination of the Plan. The Board may amend or terminate the Plan, or any portion thereof, from time to time in such respects as the Board may deem advisable, except that, without approval of the holders of a majority of the outstanding capital stock, no such revision or amendment shall change the number of Shares subject to the Plan, change the designation of the class of employees eligible to receive Options or add any material benefit to Optionees under the Plan. Subject to Section 11(e) of the Plan, any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated. Except as otherwise determined by the Board, termination of the Plan shall not affect the Board’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination. After the Section 162(m) Effective Date, the modification or addition of a material term of the Plan (as determined under Section 162(m) and any applicable Treasury Regulations promulgated thereunder) shall be approved by the stockholders in the manner provided in Section 19 of the Plan.

14. Conditions Upon Issuance of Shares.

(a) Compliance with Law. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Suspension of Right to Exercise. If at any time the Committee determines that the issuance and delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise an Option or receive shares of Common Stock pursuant to an Option shall be suspended until the Committee determines that such issuance and delivery are lawful. If at any time the Committee determines that the issuance and delivery of Common Stock under the Plan is or may violate the rules of the national exchange on which the shares of the Company are then listed for trade, the right to exercise an Option or receive shares of Common Stock pursuant to an Option shall be suspended until the Committee determines that such delivery would not violate such rules. The Company shall have no obligation to effect any registration or qualification of the Common Stock under Federal, state or foreign laws.

(c) Representations and Information. The Company may require that an Optionee, as a condition to exercise of an Option, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and that the Optionee will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or foreign securities laws.

(d) Party to Agreements. Further, as a condition to the grant of any Option, the exercise of such an Option, or to the delivery of certificates for shares issued pursuant to any Option, the Committee may require the Optionee or the Optionee’s successor or permitted transferee, as the case may be, to become a party to a stock restriction agreement, stockholders’ agreement, voting trust agreement or other agreement(s) regarding the Common Stock in such form(s) as the Committee may determine from time to time.

15. Reservation of Shares. During the term of the Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

16. Information to Optionee. During the term of any Option granted under the Plan, the Company shall provide or otherwise make available to each Optionee a copy of such financial statements as it generally provides to its stockholders, at least annually; provided, however, that the foregoing shall not apply to the extent that the Company complies with Rule 701 of the Securities Act with respect to the Plan; provided, further, that for purposes of determining compliance, any registered domestic partner shall be considered a “family member,” as that term is defined in Rule 701.

17. Option Agreement. Options granted under the Plan shall be evidenced by Option Agreements.

18. Indemnification of Board (or Committee, if applicable). In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Board (or the Committee, if applicable) shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as of which it shall be adjudged in such action, suit or proceeding that such Board (or Committee, if applicable) member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Board (or Committee, if applicable) member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

19. Stockholder Approval. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding capital stock of the Company entitled to vote within twelve (12) months before or after the Plan is adopted. All Options must be cancelled, and any Option exercised before stockholder approval is obtained must be rescinded, if stockholder approval is not obtained within twelve (12) months before or after the Plan is adopted. Shares issued upon the exercise of such Options shall not be counted in determining whether such approval is obtained. Any amendments to the Plan which require stockholder approval shall be by the affirmative vote of the holders of a majority of the outstanding capital stock of the Company entitled to vote.

20. No Deferral. No Option shall include any feature for the deferral of compensation, other than the deferral of recognition of income until the later of (i) the exercise of the Option or (ii) the time the Shares acquired pursuant to the exercise of the Option first become substantially vested (as defined in Treasury Regulation Section 1.83-3(b)).

21. No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and an Optionee or any other Person. To the extent that any Optionee or other Person acquires a right to receive payments from the Company pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company.

22. 409A Savings Clause. The Plan and all Options granted under the Plan are intended to comply with, or otherwise be exempt from, Section 409A. The Plan and all Options granted under the Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B). Should any provision of the Plan, any Option Agreement, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, Section 409A, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Committee, and without the consent of the holder of the Option, in such manner as the Optionee determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A. Notwithstanding anything in the Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Option where such payment or settlement constitutes deferred compensation within the meaning of Section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4) or any successor provision. Notwithstanding any other provision of the Plan, although the Board and any designee of the Board shall use their best efforts to avoid the imposition of taxation, penalties, and interest under Section 409A and other provisions of the Code, the tax treatment of Options under the Plan shall not be, and is not, warranted or guaranteed. None of the Company, the Board, the Committee, or any of their designees shall be held liable for any taxes, penalties, or other monetary amounts owed by an Employee, Non-Employee Director, Consultant, Optionee, beneficiary, or other Person as a result of any exercise, purchase, or payment under the Plan or the administration of the Plan.

23. Disqualifying Dispositions. If Shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such Shares to an Employee or former Employee, the Employee or former Employee shall within fifteen (15) days following such disposition notify the Company in writing of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

24. Severability. If any provision of the Plan is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any applicable law, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

25. Governing Law. The validity, construction and effect of the Plan, of Option Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Committee relating to the Plan or such Option Agreements, and the rights of any and all Persons having or claims to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable Federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

26. Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders of the Company within twelve (12) months before or after such date.

Adopted by the Board on October 1, 2019

Adopted by the Stockholders on October 1, 2019

UNICYCIVE THERAPEUTICS, INC.
INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement (this “Agreement”), effective as of _______, 20__, is made by and between Unicycive Therapeutics, Inc., a Delware corporation (the “Company”), and the individual named below (“Optionee”). This Agreement is made pursuant to the terms and conditions of the Company’s 2019 Stock Option Plan (the “Plan”), a copy of which is attached to this Agreement as Exhibit A, and the provisions of which are incorporated into this Agreement by reference. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall govern. The Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Capitalized terms used but not defined herein have the respective meanings set forth in the Plan.

OPTIONEE NAME: ____________________________________________________________________________

DATE OF GRANT: ____________________________________________________________________________

VESTING COMMENCEMENT DATE: ______________________________________________________________

NUMBER OF SHARES OF COMMON STOCK (“Shares”): ______________________________________________

EXERCISE PRICE: $__________________________________________________________________ PER SHARE

EXPIRATION DATE: __________________________________________________________________________

VESTING SCHEDULE: Optionee’s right to exercise the option granted in this Agreement shall vest as follows.

(a) Provided Optionee remains an Employee of the Company, the Shares shall vest as follows: __________ percent (_____%) of the Shares shall vest and become exercisable from the Vesting Commencement Date and the remaining (____%) shall vest and become exercisable in successive equal monthly installments thereafter, until the Shares become fully vested and exercisable _______ (____) years from the Vesting Commencement Date. Options shall be rounded down to the nearest whole Share.

(b) In the event of Optionee’s death, disability or other termination of employment, the exercisability of this Option shall be governed by Sections 9(c), 9(d) and 9(e) of the Plan.

(c) The Option may not be exercised for fractional shares or for less than one hundred (100) Shares unless the remaining number of Shares subject to exercise is less than one hundred (100).

1. No Transfer or Assignment of Option. This Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions of this Agreement, or upon any attempted sale under any execution, attachment, or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

2. Method of Exercise.

(a) Notice. Optionee may exercise this Option by delivering a signed Notice of Exercise in substantially the form attached hereto as Exhibit B to the officer of the Company designated in such form of Notice. Such Notice of Exercise shall be accompanied by payment in full of the aggregate purchase price for the Shares as provided in Section 2(c) of this Agreement.

(b) Restriction on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or any other law or regulation. Furthermore, the method and manner of payment of the Option Price will be subject to the rules under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board if such rules apply to the Company at the date of exercise. As a condition to the exercise of this Option, the Company may require Optionee to make any representation or warranty to the Company at the time of exercise of the Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including the execution and delivery of an appropriate representation statement. Accordingly, the stock certificates for the Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.

(c) Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of Optionee:

(i) cash;

(ii) certified or bank cashier’s check; or

(iii) in the event there exists a public market for the Company’s Common Stock on the date of exercise, by surrender of outstanding shares of the Company’s Common Stock; provided that if such shares were acquired upon exercise of an incentive stock option, Optionee must have first satisfied the holding period requirements under Section 422(a)(1) of the Code. If payment is made with shares of stock already owned by Optionee, payment shall be made as follows:

(A) Optionee shall deliver to the officer of the Company designated in the form of Notice of Exercise a written notice which shall set forth the portion of the purchase price Optionee wishes to pay with Common Stock, and the number of outstanding shares of such Common Stock Optionee intends to surrender pursuant to the exercise of this Option, which shall be determined by dividing the aforementioned portion of the purchase price by the Fair Market Value per Share of the Common Stock at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee;

(B) Fractional shares shall be disregarded, and Optionee shall pay any balance in cash;

(C) The written notice shall be accompanied by a duly endorsed blank stock power with respect to the number of outstanding shares set forth in the notice to be surrendered, and the certificate(s) representing said shares shall be delivered to the Company at its principal offices within three (3) working days from the date of the Notice of Exercise;

(D) Optionee hereby authorizes and directs the Secretary of the Company to transfer so many of the outstanding shares represented by such certificate(s) and to record the transfer to the Company of such shares in the books of the Company or its transfer agent as are necessary to pay the purchase price in accordance with the provisions herein;

(E) If any such transfer of outstanding shares requires the consent of any governmental agency under the securities laws of any state, or an opinion of counsel for the Company or Optionee that such transfer may be effected under applicable Federal and state securities laws, the time periods specified herein shall be extended for such periods as the necessary request for consent to transfer is pending before said Commission or other agency, or until counsel renders such an opinion, as the case may be. All parties agree to cooperate in making such request for transfer, or in obtaining such opinion of counsel, and no transfer shall be effected without such consent or opinion if required by law; and

(F) Notwithstanding any other provision herein, Optionee shall be permitted to pay the purchase price only with shares of the Company’s Common Stock owned by him as of the exercise date and only in the manner and within the time periods allowed under 17 CFR § 240.16b-3 promulgated under the Securities Exchange Act of 1934 as such regulation is presently constituted, as it is amended from time to time, and as it is interpreted now or hereafter by the Securities and Exchange Commission.

(d) Agreement to Execute Other Agreements. Optionee agrees to execute, as a condition precedent to the exercise of the Option and at any time thereafter as may reasonably be requested by the Board, any and all agreements that may be common among some or all of the Company’s stockholders, including, without limitation, a stockholders agreement and a voting agreement (collectively, the “Stockholders Agreements”), with respect to any shares Optionee acquired pursuant to this Agreement, provided, however, that execution of such Stockholders Agreements will not be required upon any exercise that occurs after the closing of the first public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act or, if later, the expiration of any market stand-off agreement that applies to other stockholders of the Company with respect to such public offering of capital stock.

3. Term and Expiration. This Option, if it has not earlier expired pursuant to the terms of this Agreement or the Plan, shall expire in all events on the tenth (10th) anniversary of the Date of Grant set forth on the first page hereof.

4. Compliance with State and Federal Securities Laws. No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that all applicable provisions of state and Federal securities laws have been satisfied.

5. Adjustment Upon Changes in Capitalization or Merger. The number of Shares covered by this Option shall be adjusted in accordance with the provisions of Section 11 of the Plan in the event of changes in the capitalization or organization of the Company, or if the Company is a party to a merger or other corporate reorganization.

6. Not Employment Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in the employ of or as a service provider to the Company (or of any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company) or shall interfere with or restrict in any way the rights of the Company (or of any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company), which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without cause, subject to the provisions of applicable law. This is not an employment or service provider contract.

7. Income Tax Withholding. Optionee authorizes the Company to report income and to withhold in accordance with applicable law from any compensation payable to him or her any and all taxes required to be withheld by Federal, state, local and/or foreign laws as a result of the exercise of this Option and further agrees that the Company and the Company’s agents shall not be required to deliver any shares purchased by Optionee upon exercise of this Option unless and until Optionee’s tax obligations have been satisfied to the Company’s satisfaction or Optionee has provided the Company with such payments. Optionee understands and agrees that the Company may require Optionee to make a cash payment to cover any withholding tax obligations as a condition of exercise of the Option. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the exercise of this Option, Optionee agrees to pay the Company the amount of any such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not Optionee is an Employee or service provider of the Company at that time. In addition, to ensure compliance with applicable state corporate law, the Company may require Optionee to furnish consideration in the form of cash or cash equivalents equal to the par value of the Shares issued upon exercise of this Option, and Optionee hereby authorizes the Company to withhold such amount from remuneration otherwise due Optionee from the Company.

8. Market Stand-Off Agreement. Optionee agrees that following the effective date of a registration statement of the Company filed under the Securities Act, Optionee, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven (7) days prior to and the one hundred eighty (180) days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, Optionee agrees to execute any further letters, agreements and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 8. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

9. Miscellaneous Provisions.

(a) No Rights as a Stockholder. Optionee shall have no rights as a stockholder with respect to any Shares subject to this Option until the Shares have been issued in the name of Optionee.

(b) Electronic Delivery of Documents. By signing this Agreement, Optionee (i) consents to the electronic delivery of this Agreement, the Plan, all information with respect to the Plan and the Option, and any and all reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that Optionee may receive from the Company a paper copy of any documents delivered electronically at no cost to Optionee by contacting the Company by telephone or in writing; (iii) further acknowledge that Optionee may revoke Optionee’s consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that Optionee understands that Optionee is not required to consent to electronic delivery of documents.

(c) Resolution of Disputes. Optionee acknowledges and agrees that the Plan is and shall be administered in accordance with Section 4 of the Plan and that all decisions, determinations and interpretations of the Committee shall be final and binding on all potential and actual Optionees (including Optionee), any and all other holders of an Option or other equity security of the Company, and all other persons. Optionee agrees that before Optionee may bring any legal action arising under, as a result of, pursuant to or relating to, this Agreement or the Plan, Optionee will first exhaust Optionee’s administrative remedies before the Committee. Optionee further agrees that in the event that the Committee does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Agreement or the Plan to Optionee’s satisfaction, no legal action may be commenced or maintained relating to this Agreement or the Plan more than twenty-four (24) months after the Committee’s decision.

(d) Confidentiality. Optionee agrees and acknowledges that the terms and conditions of this Agreement, including without limitation the number of Shares for which options have been granted, are confidential. Optionee agrees that he will not disclose these terms and conditions to any third party, except to Optionee’s financial or legal advisors, tax preparer or family members, unless such disclosure is required by law.

(e) Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule.

(f) Entire Agreement. This Agreement, and the Plan, together with those documents that are referenced in this Agreement, are intended to be the final, complete, and exclusive statement of the terms of the agreement between Optionee and the Company with regard to the subject matter of this Agreement. This Agreement and the Plan supersede all other prior agreements, communications, and statements, whether written or oral, express or implied, pertaining to that subject matter. This Agreement and the Plan may not be contradicted by evidence of any prior or contemporaneous statements or agreements, oral or written, and may not be explained or supplemented by evidence of consistent additional terms.

(g) Counterparts. This Agreement may be executed in one or more counterparts all of which together shall constitute one and the same instrument.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, Company and Optionee have executed this Stock Option Agreement as of the date first above written.

COMPANY:

Unicycive Therapeutics, Inc.

By:
Name:
Title:

OPTIONEE:

(signature)

Print name:

Address:

Social Security No.:

UNICYCIVE THERAPEUTICS, INC.
NON-STATUTORY STOCK OPTION AGREEMENT

This Non-Statutory Stock Option Agreement (this “Agreement”), effective as of _____, 20__, is made by and between Unicycive Therapeutics, Inc., a Delaware corporation (the “Company”), and the individual named below (“Optionee”). This Agreement is made pursuant to the terms and conditions of the Company’s 2019 Stock Option Plan (the “Plan”), a copy of which is attached to this Agreement as Exhibit A, and the provisions of which are incorporated into this Agreement by reference. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall govern. The Option is intended to be a non-statutory stock option within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”). Capitalized terms used but not defined herein have the respective meanings set forth in the Plan.

OPTIONEE NAME: _____________________________________________________________________________

DATE OF GRANT: _____________________________________________________________________________

VESTING COMMENCEMENT DATE: ______________________________________________________________

NUMBER OF SHARES OF COMMON STOCK (“Shares”): ______________________________________________

EXERCISE PRICE: $__________________________________________________________________ PER SHARE

EXPIRATION DATE: _______________________________________________________________________

VESTING SCHEDULE: Optionee’s right to exercise the option granted in this Agreement shall vest as follows.

(a) Provided Optionee remains a Service Provider (within the meaning set forth below) to the Company, the Shares shall vest as follows: ________ percent (_____%) of the Shares shall vest and become exercisable ________ from the Vesting Commencement Date and the remaining ________ percent (_____%) shall vest and become exercisable in successive equal monthly installments thereafter, until the Shares become fully vested and exercisable ______ (__) years from the Vesting Commencement Date. For the purposes of this Agreement, Optionee shall be deemed to be a Service Provider to the Company for so long as Optionee renders periodic services to the Company as an officer, employee, an independent non-employee consultant, or in such other capacity, all on terms approved by the Board of Directors, or on such other terms all as determined by and in the sole discretion of the Board of Directors of the Company. Optionee acknowledges and understands that what constitutes Service Provider status, other than as an officer, employee or consultant as set forth above, shall be determined entirely by the Board of Directors and the decision of such Board shall be final. Options shall be rounded down to the nearest whole Share.

(b) In the event of Optionee’s death, disability or other termination of Service Provider status, the exercisability of this Option shall be governed by Sections 9(c), 9(d) and 9(e) of the Plan.

(c) The Option may not be exercised for fractional shares or for less than one hundred (100) Shares unless the remaining number of Shares subject to exercise is less than one hundred (100).

1. No Transfer or Assignment of Option. This Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions of this Agreement, or upon any attempted sale under any execution, attachment, or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

2. Method of Exercise.

(a) Notice. Optionee may exercise this Option by delivering a signed Notice of Exercise in substantially the form attached hereto as Exhibit B to the officer of the Company designated in such form of Notice. Such Notice of Exercise shall be accompanied by payment in full of the aggregate purchase price for the Shares as provided in Section 2(c) of this Agreement.

(b) Restriction on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or any other law or regulation. Furthermore, the method and manner of payment of the Option Price will be subject to the rules under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board if such rules apply to the Company at the date of exercise. As a condition to the exercise of this Option, the Company may require Optionee to make any representation or warranty to the Company at the time of exercise of the Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including the execution and delivery of an appropriate representation statement. Accordingly, the stock certificates for the Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.

(c) Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of Optionee:

(i) cash;

(ii) certified or bank cashier’s check; or

(iii) in the event there exists a public market for the Company’s Common Stock on the date of exercise, by surrender of outstanding shares of the Company’s Common Stock; provided that if such shares were acquired upon exercise of an incentive stock option, Optionee must have first satisfied the holding period requirements under Section 422(a)(1) of the Code. If payment is made with shares of stock already owned by Optionee, payment shall be made as follows:

(A) Optionee shall deliver to the officer of the Company designated in the form of Notice of Exercise a written notice which shall set forth the portion of the purchase price Optionee wishes to pay with Common Stock, and the number of outstanding shares of such Common Stock Optionee intends to surrender pursuant to the exercise of this Option, which shall be determined by dividing the aforementioned portion of the purchase price by the Fair Market Value per Share of the Common Stock at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee;

(B) Fractional shares shall be disregarded, and Optionee shall pay any balance in cash;

(C) The written notice shall be accompanied by a duly endorsed blank stock power with respect to the number of outstanding shares set forth in the notice to be surrendered, and the certificate(s) representing said shares shall be delivered to the Company at its principal offices within three (3) working days from the date of the Notice of Exercise;

(D) Optionee hereby authorizes and directs the Secretary of the Company to transfer so many of the outstanding shares represented by such certificate(s) and to record the transfer to the Company of such shares in the books of the Company or its transfer agent as are necessary to pay the purchase price in accordance with the provisions herein;

(E) If any such transfer of outstanding shares requires the consent of any governmental agency under the securities laws of any state, or an opinion of counsel for the Company or Optionee that such transfer may be effected under applicable Federal and state securities laws, the time periods specified herein shall be extended for such periods as the necessary request for consent to transfer is pending before said Commission or other agency, or until counsel renders such an opinion, as the case may be. All parties agree to cooperate in making such request for transfer, or in obtaining such opinion of counsel, and no transfer shall be effected without such consent or opinion if required by law; and

(F) Notwithstanding any other provision herein, Optionee shall be permitted to pay the purchase price only with shares of the Company’s Common Stock owned by him as of the exercise date and only in the manner and within the time periods allowed under 17 CFR § 240.16b-3 promulgated under the Securities Exchange Act of 1934 as such regulation is presently constituted, as it is amended from time to time, and as it is interpreted now or hereafter by the Securities and Exchange Commission.

(d) Agreement to Execute Other Agreements. Optionee agrees to execute, as a condition precedent to the exercise of the Option and at any time thereafter as may reasonably be requested by the Board, any and all agreements that may be common among some or all of the Company’s stockholders, including, without limitation, a stockholders agreement and a voting agreement (collectively, the “Stockholders Agreements”), with respect to any shares Optionee acquired pursuant to this Agreement, provided, however, that execution of such Stockholders Agreements will not be required upon any exercise that occurs after the closing of the first public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act or, if later, the expiration of any market stand-off agreement that applies to other stockholders of the Company with respect to such public offering of capital stock.

3. Term and Expiration. This Option, if it has not earlier expired pursuant to the terms of this Agreement or the Plan, shall expire in all events on the tenth (10th) anniversary of the Date of Grant set forth on the first page hereof.

4. Compliance with State and Federal Securities Laws. No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that all applicable provisions of state and Federal securities laws have been satisfied.

5. Adjustment Upon Changes in Capitalization or Merger. The number of Shares covered by this Option shall be adjusted in accordance with the provisions of Section 11 of the Plan in the event of changes in the capitalization or organization of the Company, or if the Company is a party to a merger or other corporate reorganization.

6. Not Employment Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in the employ of or as a service provider to the Company (or of any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company) or shall interfere with or restrict in any way the rights of the Company (or of any Parent of the Company, any Subsidiary of the Company, or any Subsidiary of any Parent of the Company), which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without cause, subject to the provisions of applicable law. This is not an employment or service provider contract.

7. Income Tax Withholding. Optionee authorizes the Company to report income and to withhold in accordance with applicable law from any compensation payable to him or her any and all taxes required to be withheld by Federal, state, local and/or foreign laws as a result of the exercise of this Option and further agrees that the Company and the Company’s agents shall not be required to deliver any shares purchased by Optionee upon exercise of this Option unless and until Optionee’s tax obligations have been satisfied to the Company’s satisfaction or Optionee has provided the Company with such payments. Optionee understands and agrees that the Company may require Optionee to make a cash payment to cover any withholding tax obligations as a condition of exercise of the Option. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the exercise of this Option, Optionee agrees to pay the Company the amount of any such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not Optionee is an Employee or service provider of the Company at that time. In addition, to ensure compliance with applicable state corporate law, the Company may require Optionee to furnish consideration in the form of cash or cash equivalents equal to the par value of the Shares issued upon exercise of this Option, and Optionee hereby authorizes the Company to withhold such amount from remuneration otherwise due Optionee from the Company.

8. Market Stand-Off Agreement. Optionee agrees that following the effective date of a registration statement of the Company filed under the Securities Act, Optionee, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven (7) days prior to and the one hundred eighty (180) days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, Optionee agrees to execute any further letters, agreements and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 8. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

9. Miscellaneous Provisions.

(a) No Rights as a Stockholder. Optionee shall have no rights as a stockholder with respect to any Shares subject to this Option until the Shares have been issued in the name of Optionee.

(b) Electronic Delivery of Documents. By signing this Agreement, Optionee (i) consents to the electronic delivery of this Agreement, the Plan, all information with respect to the Plan and the Option, and any and all reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that Optionee may receive from the Company a paper copy of any documents delivered electronically at no cost to Optionee by contacting the Company by telephone or in writing; (iii) further acknowledge that Optionee may revoke Optionee’s consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that Optionee understands that Optionee is not required to consent to electronic delivery of documents.

(c) Resolution of Disputes. Optionee acknowledges and agrees that the Plan is and shall be administered in accordance with Section 4 of the Plan and that all decisions, determinations and interpretations of the Committee shall be final and binding on all potential and actual Optionees (including Optionee), any and all other holders of an Option or other equity security of the Company, and all other persons. Optionee agrees that before Optionee may bring any legal action arising under, as a result of, pursuant to or relating to, this Agreement or the Plan, Optionee will first exhaust Optionee’s administrative remedies before the Committee. Optionee further agrees that in the event that the Committee does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Agreement or the Plan to Optionee’s satisfaction, no legal action may be commenced or maintained relating to this Agreement or the Plan more than twenty-four (24) months after the Committee’s decision.

(d) Confidentiality. Optionee agrees and acknowledges that the terms and conditions of this Agreement, including without limitation the number of Shares for which options have been granted, are confidential. Optionee agrees that he will not disclose these terms and conditions to any third party, except to Optionee’s financial or legal advisors, tax preparer or family members, unless such disclosure is required by law.

(e) Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule.

(f) Entire Agreement. This Agreement and the Plan, together with those documents that are referenced in this Agreement, are intended to be the final, complete, and exclusive statement of the terms of the agreement between Optionee and the Company with regard to the subject matter of this Agreement. This Agreement and the Plan supersede all other prior agreements, communications, and statements, whether written or oral, express or implied, pertaining to that subject matter. This Agreement and the Plan may not be contradicted by evidence of any prior or contemporaneous statements or agreements, oral or written, and may not be explained or supplemented by evidence of consistent additional terms.

(g) Counterparts. This Agreement may be executed in one or more counterparts all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Company and Optionee have executed this Stock Option Agreement as of the date first above written.

COMPANY:

Unicycive Therapeutics, Inc.

By:
Name:
Title:

OPTIONEE:

(signature)

Print name:

Address:

Social Security No.:

Form of Notice of Exercise

of Incentive or Non-Statutory Stock Option

Unicycive Therapeutics, Inc.

Attention: Chief Executive Officer

5150 El Camino Real, Suite #A-32

Los Altos, CA 94022

Sir or Madam:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of Option (check one):	_____Incentive	_____Nonstatutory

Stock Option Agreement dated:

Number of shares exercised:

Total Exercise Price:	$

By this exercise, I agree (i) to provide the Company with such additional documents as it may require, if any, in accordance with the provisions of the 2019 Unicycive Therapeutics 2019 Stock Option Plan Stock Option Plan, (ii) to pay (in the manner designated by the Company) any withholding obligation relating to this option exercise, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any sale or other disposition of any shares issued upon exercise of this option if such sale or other disposition occurs within two (2) years after the Date of Grant of this option or within one (1) year of the date of this Notice of Exercise.

I acknowledge that the shares being purchased by me hereunder have not been registered under the Securities Act of 1933, as amended (the “Act”) and are “restricted securities” under Rule 701 and Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling the Shares, except as permitted under the Act and any applicable state securities laws.

I further acknowledge that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act as may be requested by the Company or a representative of the underwriters. I further agree that the Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

I enclose my check for $ in full payment of the purchase price of said shares. Please register said shares in my name.

Capitalized terms used but not defined herein have the respective meanings set forth in the Plan.

Dated: _________________, 20__

Signature

Name Printed

Address

Social Security No.